UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2004

Mercer Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-104897	23-2934601
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Ident. No.)

10 North Highway 31, Pennington, New Jersey		08534
(Address of principal executive offices)		(Zip Code)

(609) 737-0426
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith:

99.1  Slides of presentation at an investor conference presented by Andrew R. Speaker, Chief Executive Officer of Mercer Insurance Group, Inc. (the "Company") at the Sandler O’Neill & Partners, L.P.  Financial Services Conference, on June 10 2004, in New York.

Item 9.  Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.1 a copy of a slide presentation that the Company’s Chief Executive Officer delivered on June 10, 2004, in New York.  These slides will be available on the Company’s website at www.mercerins.com under “Investor Relations.”

The information on this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.

Dated: June 10, 2004	/s/ Andrew R. Speaker
Andrew R. Speaker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Slides of presentation at an investor conference presented by Andrew R. Speaker, Chief Executive Officer of the Company, at the Sandler O’Neill & Partners, L.P.  Financial Services Conference, on June 10, 2004, in New York.